Strategic Partners Asset Allocation Funds
For the fiscal year ended July 31, 2002
File number 811-08915

Exhibit Sub-Item 77Q3

(a)	(i)  Not applicable.

(ii) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.


(iii) CERTIFICATIONS

I, David R. Odenath, certify that:

1. I have reviewed this report on Form N-SAR of Strategic
Partners Asset Allocation Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002



								/s/
David R. Odenath, Jr.

	David R. Odenath, Jr.

	President and
Prin
cipal
Executive
Officer



T:\CLUSTER 4\Nsar\Asset Allocation\9-02\SOXExhibitA.doc.sig








Strategic Partners Asset Allocation Funds
For the fiscal year ended July 31, 2002
File number 811-08915

Exhibit Sub-Item 77Q3

(a)	(i)  Not applicable.

(ii) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(iii) CERTIFICATIONS

I, Grace C. Torres, certify that:

1. I have reviewed this report on Form N-SAR of Strategic
Partners Asset Allocation Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 25, 2002



								/s/
Grace C. Torres

	Grace C. Torres

	Treasurer and Principal
Fina
ncial and
Accounting
Officer




T:\CLUSTER 4\Nsar\Asset Allocation\9-02\SOXExhibitA.doc sig